

BioRestorative Therapies: A Stem Cell Biotechnology Company

MARCUM MICROCAP CONFERENCE

Mark Weinreb, CEO

May 2015

Forward Looking Statements

This presentation contains "forward-looking statements" within the meaning of the federal securities laws, including statements concerning the ability of BioRestorative Therapies, Inc. (the "Company") to develop its adult stem cell business, the future of regenerative medicine and the role of adult stem cells in that future, and the potential revenue growth of the Company's business. Such forward-looking statements, including revenue assumptions, involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: (1) the Company's limited operating history, lack of significant revenues, substantial losses since inception, and substantial working capital deficiency and stockholders' deficiency, (2) the Company's ability to obtain sufficient financing to satisfy its debt obligations and funds its operations, (3) the ability of the Company to obtain reimbursement for its therapies from private and governmental insurers, (4) the Company's ability to build management, human resources and infrastructure necessary to support the growth of its business, (5) competitive factors beyond the Company's control, (6) scientific and medical developments beyond the Company's control, (7) the Company's ability to comply with applicable federal, state, local, and international governmental requirements, (8) the Company's ability to protect its proprietary rights both within and outside the United States, and (9) other factors discussed in the Company's periodic documents filed with the Securities and Exchange Commission (which are available for review at www.sec.gov). Given these uncertainties, you are cautioned not to place undue reliance on such forward-looking statements. We assume no obligation to update these forward-looking statements to reflect actual results or changes in factors or assumptions affecting such forward-looking statements. This presentation is not an offer to sell securities or a solicitation of an offer to buy securities.

biorestorative therapies

Company Overview

Stem Cell-Driven Innovation in Disc/Spine and Metabolic Disease

- BioRestorative Therapies, Inc. ("BRT") develops therapeutic products and medical therapies using cell and tissue protocols, primarily involving adult stem cells

- Expertise in cell biology and cell culturing

- Research and development focused on cell-based therapies:
  - Disc/Spine (*brtxDISC™*)
  - Metabolic Disease (*ThermoStem®*)

biorestorative therapies

Program Timing


2015
2016
H1
H2
H1
H2
brtxDISC™
Complete Preclinical work
(formulation, animal studies, data compilation)
Complete Clinical Trial Prep
(protocol, CRO, site identification)
Complete Manu./Quality
(QMS, facility, hire personnel)
IND Submission/ approval
Initial trial Ph1/2
ThermoStem®
Selection/development of delivery mechanism
Selection of clinical indication
Pre –IND meeting
Animal studies
Selection of stem cells to produce BAT for trials
Complete Clin Trial Prep
(protocol, CRO, site identification)
Pre-IND meeting
Complete Manu./Quality
(MOPs, manu. validation)

BRT's Lead Therapeutic Product: *brtxDISC™*

Addressing the Pathophysiology and Symptoms of Intervertebral Disc Disease



- Autologous mesenchymal stem cells for the treatment of chronic Lumbar Disc Disease (cLDD)
- Successful pre-IND meeting with FDA
- Expected advancement of program into clinical trials by Q1 2016

The Problem: No Effective Treatments for Lower Back Pain

Today's Treatments Do Not Address Disease Pathology

Non-Surgical Treatments

- Physical therapy and weight loss
- Non-steroidal anti-inflammatory drugs
- Spinal manipulation (chiropractic care)
- Epidural steroid injections

Surgical Treatments

- Surgery (percutaneous, minimally invasive, fusion/disc replacement)
- An unmet need requiring a radical change in treatment paradigm

Current therapy for discogenic back pain largely empirical and aimed at relieving symptoms rather than addressing the underlying disease mechanism

Market Opportunity: Disc/Spine Program

Lower Back Pain Market Opportunity

US Market Size > $90B


Other: 5%
Chronic: 11%
Once in lifetime: 84%

Cost Comparison


Current surgical options may be >$100,000
Office-based BRT procedure $15,000

- At $15,000 price per procedure *(private pay)*
  - $7,500 of revenue to BRT
  - $5,000 of revenue to physician
  - $2,500 of diagnostic-related costs
- Manufacturing cost of ~$2,500 implying a >65% gross margin

biorestorative therapies

Disc/Spine Program

Program objective

- Advance lead cell therapy candidate, *brtxDISC*™, our anchor product for the Disc/Spine program
- Expect to enter clinical trials by Q1 2016

Background and Progress To Date

- History of human clinical use lends high degree of confidence of ultimate achievement
  - Multiple use cases in the US associated with high success rates and no adverse events
- Several actions taken to enhance Disc/Spine Program:
  - Recruitment of expert Medical Director from Hospital for Special Surgery
  - FDA consultants engaged
  - Recruited President to oversee program (cell therapy and regulatory experience)
  - Held successful pre-IND meeting with FDA

Near-Term Priorities

- Pre-clinical process finalization
- Clinical trial preparation
- Product manufacturing and Quality Management System (QMS)
- Clinical protocol development and site identification and initiation

brtxDISC™: Treatment Process

Patient bone marrow collected - shipped to BRT facility

↓

Preparation of mononuclear bone marrow cells

↓

Hypoxic culturing of bone marrow-derived stem cells

↓

Cryopreserve cultured stem cells to create *brtxDISC*™

↓

Ship *brtxDISC*™ product to physician

↓

Injection of *brtxDISC*™ into patient's disc

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Impact of Stem Cells on Disc Morphology

Spine MRIs of Patient Treated with *brtxDISC*™



BEFORE



AFTER

Stem cells may have a significant impact on the morphology of the disc and bring relief of symptoms

Target Physicians Likely to Treat Discs with Stem Cells

Target physicians are those trained and skilled in performing spinal injections



- Interventional physiatrists
  (physical medicine physicians)
- Pain management – anesthesiologists
- Interventional radiologists
- Neurosurgeons

Greater than 10,000 total target physicians estimated in the US

biorestorative therapies

brtxDISC™: Clinical Trial Principal Investigator

Gregory E. Lutz, M.D.

BRT Chief Medical Advisor for Spine Medicine

- Physiatrist-in-Chief Emeritus for Hospital for Special Surgery (HSS) and a member of the Board of Trustees
- Regenerative Medicine clinical trial experience
- Associate Professor of Clinical Rehabilitation Medicine, Weill Medical College of Cornell
- Consulting physician to the National Hockey League Players' Association

Anticipated Milestones - Disc/Spine Program

	TARGET TIMEFRAMES	
Pre-Clinical	Q4 2015	▪ Finalize product formulation ▪ Complete required animal studies ▪ Compile all required data for IND filing
Clinical Trial Preparation	Q3-Q4 2015	▪ Finalize protocol and procedures ▪ Engage Contract Research Organization (CRO) ▪ Hire Director, Clinical Trial Ops ▪ Identify and engage potential trial sites and investigators
Manufacturing/ Quality	Q3 2015	▪ Complete installation of cGMP facility in existing lab ▪ Conduct facility certification and process validation, QMS development ▪ Hire key personnel (cell therapy manufacturing, QA, lab personnel)
Clinical Trial	Q1 2016	▪ FDA clearance of IND ▪ Trial Commencement ▪ Recruiting and enrollment

- **Key Strategic Imperative: Complete steps required for IND submission / initiate trials**

biorestorative therapies

ThermoStem® Program (Brown Fat Stem Cells)

Potential Treatments for Metabolic Diseases


det
HV
mag
spot
HFW
WD
100 µm

20.00 kV
697 x
3.0
214 µm
6.6 mm
Array 6057-3

- Brown adipose tissue preclinical program for the treatment of metabolic disorders
- Pfizer collaboration on development of human brown adipose cells
- Cell-based approach – brown adipose-derived stem cells
- Target indications: obesity and type 2 diabetes
- Potential biologic discovery program

biorestorative® therapies

Metabolic Platform Program


Obesity
Metabolic Syndrome
Hypertension
Myopathies
Diabetes
Insulin Resistance
Atherosclerosis
Dyslipidemia

Market Opportunity:
Obesity and Metabolic Disorders Market



Obesity Rates In Selected Countries



35%
30%
25%
20%
15%
10%
5%
0%
1970
1980
1990
2000
2010
USA
England
Australia
Canada
Spain
France

Source: OECD. The obesity epidemic: Analysis of past and projected future trends in selected OECD countries

New Diabetes US cases annually (MM)



0.6
0.8
1.1
1.5
1.7
88
94
00
6
12

Source: CDC. Diabetes. Successes and Opportunities for Population-Based Prevention and Control At A Glance; National Diabetes Statistics Report, 2014

The pandemic of obesity and metabolic disorders is large and continues to grow worldwide, despite efforts to curb its progress

biorestorative therapies

ThermoStem® Program

Program Objective

- Advance pre-clinical development leading to filing of IND
  - Demonstrate that brown adipose tissue (BAT) derived from differentiated human stem cells can be used to treat or prevent metabolic disorders and restore metabolic homeostasis

Progress To Date

- Established unique human brown fat library
- Initial pre-clinical studies
  - Created a 3D tissue engineered brown adipose construct and successfully implanted into mice
  - At 6 month observation period, scaffold still intact, metabolic impact observed (weight loss, reduced glucose levels)
- Generated publications around initial results
- Established Pfizer relationship

Near-Term Priorities

- Delivery mechanism for introducing brown fat tissue to humans
- Finalize target disease and clinical indication

2014 Publication in *STEM CELLS* Journal



Volume 32, Number 2, February 2014
STEM CELLS
The International Journal of Cell Differentiation and Proliferation
See Complete Table of Contents Inside
AlphaMed Press
WILEY BLACKWELL
www.StemCells.com

572. Metabolically Active Human Brown Adipose Tissue-Derived Stem Cells

Francisco J Silva, Dolly J Holt, Vanessa Vargas et al.

biorestorative therapies

BioRestorative / Pfizer Collaboration

- Jointly conducting a study entitled *“Development and Validation of a Human Brown Adipose Cell Model”*
- BRT will leverage its human brown adipose tissue sample collection, pre-adipocyte cell lines and immortalized cell lines
- Characterization of identity and metabolic function of cell lines

ThermoStem® Program: Key Considerations

Options for Delivery Mechanism

- Use existing encapsulation technology already deployed in FDA trials
- Alternative existing encapsulation technology
- Creation of in-house developed device

Clinical Indication

- Orphan disease option
  - Accelerated clinical development path
  - Collection of data relevant to metabolic syndrome (glucose, lipid levels, etc)
- Larger traditional indications
  - Dyslipidemia
  - Obesity
  - Type 2 diabetes

Strengthen Program

- Creation of brown adipose Strategic Advisory Board
- Partnerships with subject-matter experts
- IP generation
- Research potential biologics application

- **Key Strategic Imperative: Finalize lead indication and delivery mechanism to support IND filing**
  - *Target Timeframe - Q4 2016*

Summary

CORE PROGRAMS

- **DISC/SPINE PROGRAM (*brtxDISC™)*):**
  - Complete requirements to submit IND and commence trials
  - Develop additional *brtxDISC™* indications

- **METABOLIC PLATFORM PROGRAM (*ThermoStem®*):**
  - Finalize clinical indication and delivery mechanism and drive to IND filing
  - Develop biologics program

Thank You

biorestorative therapies

OTCQB: BRTX ◆ biorestorative.com